SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

GREEN MOUNTAIN CAPITAL INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-14883	16-1728655
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

201 South Biscayne Boulevard, 28th Floor, Miami FL		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (917) 620-6401

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.02. Termination of a Material Definitive Agreement.

On August 14, 2006, the Board of Directors of Green Mountain Capital, Inc. (“we”, “us” or the “Company”) cancelled stock options to purchase an aggregate of 2,750,000 shares of our common stock granted on August 8, 2006 pursuant to our 2006 Stock Option Plan to two of our directors, one of whom is our Chief Executive Officer. These option grants were issued prematurely and were previously reported by the Company in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN MOUNTAIN CAPITAL INC.

By /s/ Charlie Yiasemis
Charlie Yiasemis, Chief Executive Officer

Date: August 17, 2006